Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


         We consent to incorporation by reference in the Registration Statement on Form S-8 of Ophthalmic Imaging Systems of our report dated March 3, 2006 relating to our audit of the financial statements, which appear in the Annual Report on Form 10-KSB of Ophthalmic Imaging Systems for the year ended December 31, 2005.


                                              /s/ Perry-Smith LLP

Sacramento, California
May 22, 2006



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